UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-10555

Registrant Name:	PIMCO Corporate & Income Strategy Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	October 31, 2017

Item 1. Schedule of Investments

Schedule of Investments

PIMCO Corporate & Income Strategy Fund

October 31, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.1% ∎
LOAN PARTICIPATIONS AND ASSIGNMENTS 4.3%
Air Medical Group Holdings, Inc.
TBD% due 09/07/2024		$100	$100
Altice Financing S.A.
TBD% due 01/05/2026		50	50
Avantor, Inc.
TBD% due 09/07/2024		200	201
Beacon Roofing Supply, Inc.
TBD% due 08/23/2024		40	40
BMC Software Finance, Inc.
5.242% (LIBOR03M + 4.000%) due 09/10/2022 ~		7,187	7,243
Caesars Resort Collection LLC
TBD% due 09/27/2024		400	402
Centene Corp.
TBD% due 09/13/2018		1,400	1,400
CenturyLink, Inc.
2.750% (Escrow) due 01/31/2025 ~		1,000	988
Clover Merger Sub, Inc.
4.833% (LIBOR03M + 3.500%) due 09/26/2024 ~		100	98
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021 ▶		143	146
Golden Entertainment, Inc.
4.240% (LIBOR03M + 3.000%) due 08/15/2024 ~		100	100
H.B. Fuller Co.
3.489% (LIBOR03M + 2.250%) due 10/12/2024 ~		100	101
iHeartCommunications, Inc.
8.083% (LIBOR03M + 6.750%) due 01/30/2019 ~		14,300	10,752
McAfee LLC
5.833% (LIBOR03M + 4.500%) due 09/30/2024 ~		100	101
MH Sub LLC
5.070% (LIBOR03M + 3.750%) due 09/13/2024 ~		120	120
Multi Color Corp.
TBD% due 09/20/2024		16	16
Nidda Healthcare Holding AG
TBD% due 09/19/2024	EUR	83	98
3.500% due 08/21/2024		17	20
Numericable Group S.A.
TBD% due 01/31/2026		$100	100
Ocean Rig UDW, Inc.
8.000% due 09/20/2024		253	256
Olympus Merger Sub, Inc.
5.242% (LIBOR03M + 4.000%) due 10/10/2024 ~		132	132
Parexel International Corp.
TBD% due 09/27/2024		100	101
Petroleo Global Trading
3.597% (LIBOR03M + 2.140%) due 02/19/2020 ▶~		200	196
Sequa Mezzanine Holdings LLC
6.807% - 6.874% (LIBOR03M + 5.500%) due 11/28/2021 ~		219	222
10.374% (LIBOR03M + 9.000%) due 04/28/2022 ~		90	92
Sprint Communications, Inc.
3.750% (LIBOR03M + 2.500%) due 02/02/2024 ~		1,592	1,599
Team Health Holdings, Inc.
3.992% (LIBOR03M + 2.750%) due 02/06/2024 ~		199	197
Tronox Blocked Borrower LLC
4.323% (LIBOR03M + 3.000%) due 09/22/2024 ~		23	23
Tronox Finance LLC
4.323% (LIBOR03M + 3.000%) due 09/22/2024 ~		52	53
Unitymedia Finance LLC
TBD% due 10/16/2024		100	100
Unitymedia Hessen GmbH & Co. KG
TBD% due 10/16/2024	EUR	200	234
UPC Financing Partnership
3.732% (LIBOR03M + 2.500%) due 01/15/2026 ~		$100	100
VICI Properties LLC
TBD% due 10/14/2022		100	100
Westmoreland Coal Co.
7.833% (LIBOR03M + 6.500%) due 12/16/2020 ~		960	606

Total Loan Participations and Assignments (Cost $28,240)			26,087

CORPORATE BONDS & NOTES 48.5%
BANKING & FINANCE 25.7%
AGFC Capital Trust
3.109% (US0003M + 1.750%) due 01/15/2067 ~		2,300	1,391

Ally Financial, Inc.
8.000% due 11/01/2031 (l)		6,486	8,600
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	700	967
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 t(i)	EUR	600	757
Banco do Brasil S.A.
6.250% due 04/15/2024 t(i)		$1,200	1,134
9.000% due 06/18/2024 t(i)		1,800	1,980
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)	EUR	4,300	1,428
4.750% due 01/15/2018 ^(e)		5,100	1,723
Banco Santander S.A.
6.250% due 09/11/2021 t(i)		500	638
Barclays PLC
6.500% due 09/15/2019 t(i)		2,200	2,761
7.250% due 03/15/2023 t(i)	GBP	6,300	9,181
8.000% due 12/15/2020 t(i)	EUR	2,100	2,841
Blackstone CQP Holdco LP
6.000% due 08/18/2021 (l)		$900	901
6.500% due 03/20/2021		4,900	4,962
BNP Paribas S.A.
7.375% due 08/19/2025 t(i)		3,220	3,723
Brighthouse Holdings LLC
6.500% due 07/27/2037 (i)		200	214
Brookfield Finance, Inc.
4.700% due 09/20/2047		122	125
Cantor Fitzgerald LP
6.500% due 06/17/2022 (l)		8,000	8,963
Credit Agricole S.A.
7.875% due 01/23/2024 t(i)(l)		1,230	1,403
Credit Suisse Group AG
7.500% due 12/11/2023 t(i)(l)		7,105	8,276
Deutsche Bank AG
4.250% due 10/14/2021 (l)		2,000	2,096
Emerald Bay S.A.
5.000% due 10/08/2020 ~	EUR	1,657	1,800
EPR Properties
4.750% due 12/15/2026 (l)		$3,100	3,236
Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (l)		3,500	3,717
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022 (l)		200	211
GSPA Monetization Trust
6.422% due 10/09/2029		3,682	4,225
Harland Clarke Holdings
8.375% due 08/15/2022		84	88
HSBC Holdings PLC
6.000% due 09/29/2023 t(i)	EUR	3,193	4,399
iStar, Inc.
4.625% due 09/15/2020		$13	13
5.250% due 09/15/2022		48	49
Jefferies Finance LLC
6.875% due 04/15/2022		1,000	1,015
7.375% due 04/01/2020 (l)		2,100	2,176
7.500% due 04/15/2021		1,444	1,513
Jefferies LoanCore LLC
6.875% due 06/01/2020 (l)		6,100	6,317
Lloyds Banking Group PLC
7.625% due 06/27/2023 t(i)	GBP	2,166	3,283
7.875% due 06/27/2029 t(i)		1,500	2,412
MPT Operating Partnership LP
5.250% due 08/01/2026		$1,283	1,342
Nationwide Building Society
10.250% ~(i)	GBP	12	2,579
Navient Corp.
5.500% due 01/15/2019 (l)		$7,425	7,676
5.625% due 08/01/2033		2,290	1,987
OneMain Financial Holdings LLC
6.750% due 12/15/2019		1,349	1,401
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,496	1,530
Provident Funding Associates LP
6.375% due 06/15/2025		31	33
Rio Oil Finance Trust
9.250% due 07/06/2024		394	428
9.250% due 07/06/2024 (l)		2,865	3,112
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 t(i)		3,070	3,297
8.000% due 08/10/2025 t(i)		6,390	7,321
8.625% due 08/15/2021 t(i)		2,700	3,064
Santander UK Group Holdings PLC
6.750% due 06/24/2024 t(i)	GBP	3,795	5,540

7.375% due 06/24/2022 t(i)		3,520	5,125
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		$1,900	2,060
6.125% due 02/07/2022		1,300	1,425
Spirit Realty LP
4.450% due 09/15/2026 (l)		1,600	1,588
Springleaf Finance Corp.
6.125% due 05/15/2022		656	694
8.250% due 10/01/2023		1,200	1,373
Tesco Property Finance PLC
7.623% due 07/13/2039	GBP	417	760
Vici Properties LLC
4.847% (US0003M + 3.500%) due 10/15/2022 ~		$540	545
8.000% due 10/15/2023		1,966	2,197
Washington Prime Group LP
5.950% due 08/15/2024		528	543

			154,138

INDUSTRIALS 17.6%
Altice Financing S.A.
7.500% due 05/15/2026		1,600	1,762
Avantor, Inc.
6.000% due 10/01/2024		126	129
Beacon Escrow Corp.
4.875% due 11/01/2025		31	32
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,688	1,737
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(l)		5,542	5,559
Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026		46	47
Charter Communications Operating LLC
4.200% due 03/15/2028		134	133
5.375% due 05/01/2047		38	39
Cheniere Energy Partners LP
5.250% due 10/01/2025		160	165
Chesapeake Energy Corp.
4.609% (US0003M + 3.250%) due 04/15/2019 ~		115	114
CommScope Technologies LLC
5.000% due 03/15/2027		2	2
Community Health Systems, Inc.
6.250% due 03/31/2023 (l)		158	152
Continental Airlines Pass-Through Trust
9.798% due 10/01/2022		771	848
CRC Escrow Issuer LLC
5.250% due 10/15/2025		62	63
CSN Resources S.A.
6.500% due 07/21/2020		519	483
DAE Funding LLC
4.000% due 08/01/2020		60	61
4.500% due 08/01/2022		60	61
5.000% due 08/01/2024 (l)		150	154
Discovery Communications LLC
3.950% due 03/20/2028		46	46
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		4,100	4,141
Exela Intermediate LLC
10.000% due 07/15/2023 (l)		117	113
Ferroglobe PLC
9.375% due 03/01/2022		2,000	2,180
Ford Motor Co.
7.700% due 05/15/2097 (l)		7,315	9,339
Fresh Market, Inc.
9.750% due 05/01/2023 (l)		5,650	3,221
Frontier Finance PLC
8.000% due 03/23/2022	GBP	4,600	6,496
goeasy Ltd.
7.875% due 11/01/2022 (c)		$44	45
HCA, Inc.
5.500% due 06/15/2047		98	100
7.500% due 11/15/2095		1,200	1,234
Hologic, Inc.
4.375% due 10/15/2025		26	26
iHeartCommunications, Inc.
9.000% due 09/15/2022		3,440	2,503
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		6,720	6,500
9.750% due 07/15/2025		115	116
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 (l)		10,492	6,636
8.125% due 06/01/2023 (l)		1,121	689
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		7,895	7,836

Kinder Morgan Energy Partners LP
6.375% due 03/01/2041 (l)		400	463
Kinder Morgan, Inc.
7.800% due 08/01/2031 (l)		3,580	4,624
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023 (l)		810	686
5.500% due 04/15/2025		270	244
Multi-Color Corp.
4.875% due 11/01/2025		29	29
Netflix, Inc.
4.875% due 04/15/2028		160	159
New Albertson’s, Inc.
6.570% due 02/23/2028 (l)		5,600	4,298
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		80	80
4.500% due 03/15/2023		159	160
5.250% due 08/15/2022		13	14
5.500% due 02/15/2024		36	37
Petroleos Mexicanos
6.500% due 03/13/2027		260	284
6.750% due 09/21/2047		270	279
PetSmart, Inc.
5.875% due 06/01/2025		108	95
Pitney Bowes, Inc.
3.625% due 09/15/2020		28	28
4.700% due 04/01/2023		60	59
Plastipak Holdings, Inc.
6.250% due 10/15/2025		15	15
QVC, Inc.
4.375% due 03/15/2023		410	428
5.450% due 08/15/2034		900	898
5.950% due 03/15/2043		3,682	3,642
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,654
Safeway, Inc.
7.250% due 02/01/2031 (l)		$1,345	1,170
Scientific Games International, Inc.
5.000% due 10/15/2025		27	27
SFR Group S.A.
7.375% due 05/01/2026 (l)		5,340	5,761
Simmons Foods, Inc.
5.750% due 11/01/2024		42	42
Spirit Issuer PLC
3.034% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	1,000	1,295
6.582% due 12/28/2027		1,400	1,987
Times Square Hotel Trust
8.528% due 08/01/2026		$1,647	1,956
Transocean, Inc.
7.500% due 01/15/2026		88	91
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	3,576	5,396
6.542% due 03/30/2021		1,421	2,048
United Group BV
4.375% due 07/01/2022	EUR	100	123
4.875% due 07/01/2024		100	122
UPCB Finance Ltd.
3.625% due 06/15/2029		190	223
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$86	91
7.000% due 03/15/2024		165	179
ViaSat, Inc.
5.625% due 09/15/2025		92	93
Viking Cruises Ltd.
5.875% due 09/15/2027		20	20
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	300	415
Westmoreland Coal Co.
8.750% due 01/01/2022		$5,765	3,495
Wind Tre SpA
2.467% due 01/20/2024 ~(c)	EUR	200	234
2.625% due 01/20/2023 (c)		200	234
Wynn Las Vegas LLC
5.250% due 05/15/2027		$10	10

			105,950

UTILITIES 5.2%
AT&T, Inc.
2.850% due 02/14/2023		200	199
3.400% due 08/14/2024 (l)		390	390
3.900% due 08/14/2027 (l)		350	349
4.900% due 08/14/2037 (l)		358	359

5.150% due 02/14/2050 (l)		538	533
5.300% due 08/14/2058 (l)		1,260	1,252
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		300	312
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (l)		5,700	5,826
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		8,200	8,661
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 ^(e)		286	173
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(e)(j)		2,600	936
6.750% due 10/01/2023 ^(e)(j)		2,811	1,012
Petrobras Global Finance BV
5.299% due 01/27/2025		156	157
5.999% due 01/27/2028		160	162
6.250% due 12/14/2026	GBP	4,800	6,922
6.625% due 01/16/2034		100	142
6.750% due 01/27/2041		$2,300	2,323
7.250% due 03/17/2044		244	256
Rio Oil Finance Trust
9.750% due 01/06/2027 (l)		196	213
9.750% due 01/06/2027		235	255
TerraForm Power Operating LLC
6.375% due 02/01/2023		625	658
Verizon Communications, Inc.
2.875% due 01/15/2038	EUR	100	120
3.375% due 10/27/2036	GBP	100	131

			31,341

Total Corporate Bonds & Notes (Cost $278,415)			291,429

CONVERTIBLE BONDS & NOTES 0.9%
INDUSTRIALS 0.9%
Caesars Entertainment Corp.
5.000% due 10/01/2024 (j)		$994	1,955
DISH Network Corp.
3.375% due 08/15/2026		3,400	3,674

Total Convertible Bonds & Notes (Cost $5,254)			5,629

MUNICIPAL BONDS & NOTES 4.9%
CALIFORNIA 0.9%
Riverside County, California Redevelopment Successor Agency Tax Allocation Bonds, Series 2010
7.750% due 10/01/2037		1,220	1,345
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		3,400	3,743

			5,088

ILLINOIS 2.5%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040		12,700	14,743
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		60	64
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		110	122
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		35	40
7.350% due 07/01/2035		20	23
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		270	273

			15,265

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		785	717

WEST VIRGINIA 1.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)		44,400	2,367

7.467% due 06/01/2047		5,885	5,712

			8,079

Total Municipal Bonds & Notes (Cost $25,813)			29,149

U.S. GOVERNMENT AGENCIES 5.5%
Fannie Mae
3.000% due 02/25/2043 (a)		57,471	11,802
4.788% (US0001M + 3.550%) due 07/25/2029 ~		850	906
5.488% (US0001M + 4.250%) due 01/25/2029 ~		400	446
6.088% (US0001M + 4.850%) due 10/25/2029 ~		330	349
6.988% (US0001M + 5.750%) due 07/25/2029 ~		1,150	1,301
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(h)		10,900	8,569
0.100% due 04/25/2046 - 08/25/2046 (a)		50,558	187
0.200% due 04/25/2045 (a)		5,683	13
4.635% due 11/25/2055 ▶~		8,233	4,412
8.788% (US0001M + 7.550%) due 12/25/2027 ~		3,294	3,994
11.988% (US0001M + 10.750%) due 03/25/2025 ~		735	1,001

Total U.S. Government Agencies (Cost $30,760)			32,980

NON-AGENCY MORTGAGE-BACKED SECURITIES 26.4%
Banc of America Alternative Loan Trust
5.500% due 10/25/2035 ^		4,502	4,032
6.000% due 01/25/2036 ^		123	116
Banc of America Funding Trust
6.000% due 07/25/2037 ^		330	261
Banc of America Mortgage Trust
3.638% due 03/25/2035 ~		100	98
6.000% due 03/25/2037 ^		387	372
BCAP LLC Trust
3.302% due 03/27/2036 ~		2,228	1,431
3.544% due 08/28/2037 ~		6,832	6,609
5.006% due 03/26/2037		987	661
7.475% due 07/26/2036 ~		1,642	1,604
Bear Stearns ALT-A Trust
1.738% (US0001M + 0.500%) due 01/25/2036 ^~		1,519	1,546
3.390% due 09/25/2047 ^~		6,937	5,748
3.477% due 11/25/2036 ^~		4,684	4,032
3.670% due 11/25/2035 ^~		6,347	5,991
3.698% due 08/25/2036 ^~		1,025	811
3.758% due 09/25/2035 ^~		650	560
Bear Stearns Commercial Mortgage Securities Trust
5.721% due 04/12/2038 ~		210	167
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036		1,184	1,202
Chase Mortgage Finance Trust
3.287% due 12/25/2035 ^~		12	12
6.000% due 07/25/2037 ^		941	856
Citigroup Mortgage Loan Trust
3.188% due 04/25/2037 ^~		299	257
3.743% due 09/25/2037 ^~		2,359	2,049
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~		56	34
5.688% due 10/15/2048		8,290	4,368
Commercial Mortgage Loan Trust
6.031% due 12/10/2049 ~		1,970	1,240
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^~		1,281	1,030
Countrywide Alternative Loan Trust
5.500% due 03/25/2035		324	252
5.500% due 03/25/2036 ^		179	142
5.750% due 01/25/2035		426	427
5.750% due 02/25/2035		468	441
5.750% due 03/25/2037 ^		816	698
6.000% due 02/25/2035		1,149	1,193
6.000% due 04/25/2036		1,263	998
6.000% due 02/25/2037 ^		6,215	4,394
6.000% due 04/25/2037 ^		1,363	1,047
6.000% due 07/25/2037 ^		290	282
6.250% (US0001M + 0.650%) due 12/25/2036 ^~		1,652	1,280
6.500% due 08/25/2036 ^		576	396
Countrywide Home Loan Mortgage Pass-Through Trust
3.354% due 09/20/2036 ^~		322	270
6.000% due 07/25/2037		2,047	1,729
Credit Suisse Mortgage Capital Certificates
4.040% due 10/26/2036 ~		6,802	4,878
Epic Drummond Ltd.
0.137% (EUR003M + 0.190%) due 01/25/2022 ~	EUR	135	155
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^		$4,916	4,149

GS Mortgage Securities Trust
4.744% due 10/10/2032 ▶		5,300	4,863
5.622% due 11/10/2039		938	886
GSR Mortgage Loan Trust
3.708% due 08/25/2034 ~		491	480
5.500% due 05/25/2036 ^		438	421
6.000% due 02/25/2036 ^		3,159	2,520
HarborView Mortgage Loan Trust
1.478% (US0001M + 0.240%) due 01/19/2036 ^~		4,210	3,100
3.551% due 06/19/2036 ^~		7,975	5,855
IndyMac Mortgage Loan Trust
6.500% due 07/25/2037 ^		3,449	2,288
Jefferies Resecuritization Trust
6.000% due 05/26/2036		14,813	10,616
JPMorgan Alternative Loan Trust
3.098% due 03/25/2037 ^~		1,974	1,839
6.000% due 12/25/2035 ^		1,975	1,916
JPMorgan Chase Commercial Mortgage Securities Trust
5.623% due 05/12/2045		1,533	1,389
JPMorgan Mortgage Trust
3.396% due 02/25/2036 ^~		3,022	2,732
3.443% due 01/25/2037 ^~		784	772
3.575% due 04/25/2037 ~		11	10
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		911	698
5.562% due 02/15/2040 ~		1,306	932
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		209	198
Lehman XS Trust
1.458% (US0001M + 0.220%) due 06/25/2047 ~		2,554	2,199
MASTR Alternative Loan Trust
6.750% due 07/25/2036		1,966	1,364
Merrill Lynch Mortgage Investors Trust
3.210% due 03/25/2036 ^~		845	654
Mesdag Delta BV
0.094% (EUR003M + 0.240%) due 01/25/2020 ~	EUR	1,215	1,389
Morgan Stanley Capital Trust
5.966% due 06/11/2049 ~		$1,391	1,395
Motel 6 Trust
8.165% (LIBOR01M + 6.927%) due 08/15/2019 ~		7,974	8,106
Residential Accredit Loans, Inc. Trust
1.468% (US0001M + 0.230%) due 05/25/2037 ^~		198	162
4.335% due 12/26/2034 ^~		2,112	1,726
6.000% due 08/25/2036 ^		410	363
Residential Asset Mortgage Products Trust
6.500% due 12/25/2031		552	553
Residential Asset Securitization Trust
6.000% due 11/25/2036 ^		2,922	1,957
6.250% due 09/25/2037 ^		2,793	2,006
6.250% due 06/25/2046 ~		1,389	1,190
Residential Funding Mortgage Securities, Inc. Trust
4.059% due 02/25/2037 ~		1,951	1,579
6.500% due 03/25/2032		196	202
Sequoia Mortgage Trust
3.281% due 02/20/2047 ~		433	390
3.357% due 07/20/2037 ^~		858	757
Structured Adjustable Rate Mortgage Loan Trust
3.277% due 11/25/2036 ^~		2,941	2,729
3.383% due 03/25/2037 ^~		3,482	2,802
3.468% due 01/25/2036 ^~		2,545	2,048
3.476% due 07/25/2036 ^~		8,150	6,569
3.510% due 07/25/2036 ^~		660	544
3.567% due 07/25/2035 ^~		931	817
Suntrust Adjustable Rate Mortgage Loan Trust
3.569% due 02/25/2037 ^~		412	372
3.611% due 04/25/2037 ^~		641	548
WaMu Mortgage Pass-Through Certificates Trust
3.025% due 07/25/2037 ^~		516	433
3.218% due 02/25/2037 ^~		685	662
3.261% due 10/25/2036 ^~		2,524	2,343
3.338% due 07/25/2037 ^~		1,210	1,133
Washington Mutual Mortgage Pass-Through Certificates Trust
1.784% (12MTA + 0.840%) due 05/25/2047 ^~		181	35
6.000% due 10/25/2035 ^		2,045	1,630
Wells Fargo Mortgage-Backed Securities Trust
3.191% due 07/25/2036 ^~		414	418
3.332% due 05/25/2036 ^~		79	76

Total Non-Agency Mortgage-Backed Securities (Cost $148,604)			158,484

ASSET-BACKED SECURITIES 19.5%
ACE Securities Corp. Home Equity Loan Trust
1.628% (US0001M + 0.390%) due 02/25/2036 ~		27,386	13,856

Airspeed Ltd.
1.509% (LIBOR01M + 0.270%) due 06/15/2032 ~		3,044	2,691
Argent Securities Trust
1.428% (US0001M + 0.190%) due 03/25/2036 ~		3,964	2,252
Bear Stearns Asset-Backed Securities Trust
1.378% (US0001M + 0.140%) due 10/25/2036 ^~		5,314	5,349
6.500% due 10/25/2036 ^		370	283
Belle Haven ABS CDO Ltd.
1.593% (LIBOR03M + 0.250%) due 07/05/2046 ~		175,347	2,367
BlueMountain CLO Ltd.
6.809% (US0003M + 5.450%) due 04/13/2027 ~		1,000	1,002
CIFC Funding Ltd.
0.000% due 05/24/2026 (h)		2,300	1,427
0.000% due 07/22/2026 (h)		1,500	991
Citigroup Mortgage Loan Trust
1.398% (US0001M + 0.160%) due 12/25/2036 ~		4,231	2,823
Countrywide Asset-Backed Certificates
1.378% (US0001M + 0.140%) due 06/25/2047 ^~		1,766	1,419
1.408% (US0001M + 0.170%) due 03/25/2037 ~		2,320	2,220
1.958% (US0001M + 0.720%) due 01/25/2036 ~		4,000	4,038
First Franklin Mortgage Loan Trust
2.183% (US0001M + 0.945%) due 09/25/2035 ~		3,781	2,266
2.213% (US0001M + 0.975%) due 05/25/2036 ~		7,557	3,772
Fremont Home Loan Trust
2.168% (US0001M + 0.930%) due 06/25/2035 ^~		6,000	5,023
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~	EUR	500	446
Highbridge Loan Management Ltd.
6.762% (US0003M + 5.450%) due 05/05/2027 ~		$500	498
Home Equity Mortgage Loan Asset-Backed Trust
1.398% (US0001M + 0.160%) due 07/25/2037 ~		10,946	7,489
HSI Asset Securitization Corp. Trust
0.000% due 10/25/2036 (h)		3,380	1,435
JPMorgan Mortgage Acquisition Corp.
1.528% (US0001M + 0.290%) due 01/25/2036 ~		725	715
JPMorgan Mortgage Acquisition Trust
1.398% (US0001M + 0.160%) due 11/25/2036 ~		5,059	4,577
4.793% due 10/25/2030 ^		6,632	4,882
Lehman XS Trust
5.170% due 08/25/2035 ^		246	233
Long Beach Mortgage Loan Trust
1.538% (US0001M + 0.300%) due 01/25/2036 ~		5,000	3,948
Magnetite Ltd.
6.509% (US0003M + 5.150%) due 04/15/2027 ~		1,000	970
Merrill Lynch Mortgage Investors Trust
1.398% (US0001M + 0.160%) due 04/25/2037 ~		585	371
Morgan Stanley ABS Capital, Inc. Trust
1.388% (US0001M + 0.150%) due 06/25/2036 ~		1,285	1,167
Morgan Stanley Mortgage Loan Trust
6.250% due 07/25/2047 ^~		755	537
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.758% (US0001M + 0.520%) due 08/25/2035 ~		5,000	4,055
3.008% (US0001M + 1.770%) due 10/25/2034 ~		573	533
Residential Asset Mortgage Products Trust
2.438% (US0001M + 1.200%) due 01/25/2035 ^~		2,796	2,156
SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 (h)▶		3	3,408
SLM Student Loan Trust
0.000% due 01/25/2042 (h)▶		4	3,360
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (h)▶		4,300	2,270
0.000% due 07/25/2040 (h)▶		21	1,173
0.000% due 09/25/2040 (h)▶		1,718	989
Soundview Home Loan Trust
1.488% (US0001M + 0.250%) due 08/25/2037 ~		2,000	1,670
South Coast Funding Ltd.
1.909% (LIBOR03M + 0.600%) due 08/10/2038 ~		10,360	2,124
Symphony CLO Ltd.
5.959% (US0003M + 4.600%) due 07/14/2026 ~		2,000	1,951
Taberna Preferred Funding Ltd.
1.692% (US0003M + 0.380%) due 08/05/2036 ~		443	346
1.692% (US0003M + 0.380%) due 08/05/2036 ^~		8,193	6,391
1.813% (LIBOR03M + 0.470%) due 07/05/2035 ~		8,439	7,342

Total Asset-Backed Securities (Cost $108,703)			116,815

SOVEREIGN ISSUES 4.1%
Argentina Bonar Bonds
23.743% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	56,460	3,378
24.756% (BADLARPP + 3.250%) due 03/01/2020 ~		800	50
Argentina Government International Bond
2.260% due 12/31/2038	EUR	650	541

3.875% due 01/15/2022		200	242
5.000% due 01/15/2027		300	354
7.820% due 12/31/2033		6,743	9,044
27.146% (ARPP7DRR) due 06/21/2020 ~	ARS	38,991	2,441
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	10	12
4.900% due 09/15/2021		1,500	1,840
Emirate of Abu Dhabi
4.125% due 10/11/2047		$700	695
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	142	157
3.000% due 02/24/2024		142	154
3.000% due 02/24/2025		142	151
3.000% due 02/24/2026		142	149
3.000% due 02/24/2027		142	146
3.000% due 02/24/2028		142	142
3.000% due 02/24/2029		142	139
3.000% due 02/24/2030		142	136
3.000% due 02/24/2031		142	134
3.000% due 02/24/2032		142	132
3.000% due 02/24/2033		142	130
3.000% due 02/24/2034		142	129
3.000% due 02/24/2035		142	127
3.000% due 02/24/2036		142	125
3.000% due 02/24/2037		142	124
3.000% due 02/24/2038		142	123
3.000% due 02/24/2039		142	123
3.000% due 02/24/2040		142	122
3.000% due 02/24/2041		142	122
3.000% due 02/24/2042		142	122
4.750% due 04/17/2019		400	477
Saudi Government International Bond
2.875% due 03/04/2023		$800	798
3.625% due 03/04/2028		800	795
4.625% due 10/04/2047		1,000	1,026
Sri Lanka Government International Bond
6.200% due 05/11/2027		200	213
Venezuela Government International Bond
9.250% due 09/15/2027		308	115

Total Sovereign Issues (Cost $21,966)			24,708

	SHARES
COMMON STOCKS 2.3%
CONSUMER DISCRETIONARY 1.0%
Caesars Entertainment Corp. (f)		466,593	6,042

ENERGY 0.2%
Forbes Energy Services Ltd. (f)(j)		11,400	150
Ocean Rig UDW, Inc. (f)		41,602	1,114

			1,264

FINANCIALS 1.1%
TIG FinCo PLC (j)▶		761,602	1,012
VICI Properties, Inc. (f)(j)		293,971	5,438

			6,450

Total Common Stocks (Cost $11,948)			13,756

WARRANTS 0.1%
INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 ▶		775,000	266

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024		26,459	7

Total Warrants (Cost $70)			273

PREFERRED SECURITIES 3.9%
BANKING & FINANCE 1.6%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (i)		6,250	7,641
VICI Properties, Inc.
0.000% (h)(i)		12,545	1,000
0.000% due 10/02/2035 (j)		15,987	1,275

			9,916

INDUSTRIALS 2.3%
Sequa Corp.
9.000%▶	14,354	13,636

Total Preferred Securities (Cost $23,102)		23,552

SHORT-TERM INSTRUMENTS 3.7%
REPURCHASE AGREEMENTS (k) 3.1%		18,621

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.6%
1.053% due 11/09/2017 - 01/18/2018 (g)(h)(l)(n)	$3,791	3,784

Total Short-Term Instruments (Cost $22,405)		22,405

Total Investments in Securities (Cost $705,280)		745,267

Total Investments 124.1% (Cost $705,280)		$745,267
Financial Derivative Instruments (m)(o) 0.1% (Cost or Premiums, net $(8,013))		603
Preferred Shares (9.2)%		(55,525)
Other Assets and Liabilities, net (15.0)%		(89,611)

Net Assets Applicable to Common Shareholders 100.0%		$600,734

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

∎	The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

▶	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

♦	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Caesars Entertainment Corp. 5.000% due 10/01/2024	06/02/2017 - 07/17/2017	$1,854	$1,955	0.33%
Forbes Energy Services Ltd.	10/09/2014 - 11/18/2016	370	150	0.03
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	07/30/2015	2,058	936	0.15
Odebrecht Offshore Drilling Finance Ltd. 6.750% due 10/01/2023	07/28/2015 - 07/30/2015	2,078	1,012	0.17
TIG FinCo PLC	04/02/2015 - 07/20/2017	1,020	1,012	0.17
VICI Properties, Inc.	02/02/2015 - 12/01/2015	4,366	5,438	0.90
VICI Properties, Inc. 0.000% due 10/02/2035	09/27/2017	261	1,275	0.21

		$12,007	$11,778	1.96%

Borrowings and Other Financing Transactions

(k) Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	0.500%	10/31/2017	11/01/2017	$921	Freddie Mac 1.000% due 12/15/2017	$(943)	$921	$921
SAL	1.210	10/31/2017	11/01/2017	17,700	U.S. Treasury Notes 1.125% - 1.750% due 08/31/2021 - 01/31/2023	(18,064)	17,700	17,701

Total Repurchase Agreements						$(19,007)	$18,621	$18,622

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JML	1.950%	10/13/2017	11/13/2017	$(4,668)	$(4,673)
MSC	2.010	10/04/2017	11/02/2017	(8,170)	(8,183)
RBC	2.160	08/28/2017	02/28/2018	(6,785)	(6,811)
RDR	1.720	09/14/2017	12/12/2017	(8,769)	(8,789)
	1.720	09/18/2017	12/18/2017	(6,431)	(6,445)
RTA	2.064	06/08/2017	12/08/2017	(3,384)	(3,412)
	2.072	06/14/2017	12/14/2017	(8,202)	(8,268)
SGY	1.880	09/11/2017	11/01/2017	(768)	(770)
SOG	1.680	10/30/2017	12/21/2017	(3,109)	(3,109)
	1.880	09/07/2017	12/07/2017	(6,556)	(6,575)
	1.880	09/11/2017	11/02/2017	(183)	(183)
	1.880	09/11/2017	11/06/2017	(139)	(139)
	1.880	09/11/2017	12/11/2017	(6,055)	(6,071)
	1.880	11/01/2017	12/11/2017	(648)	(648)
UBS	1.660	08/23/2017	11/27/2017	(1,971)	(1,977)
	1.660	09/11/2017	12/12/2017	(2,786)	(2,793)
	1.910	08/15/2017	11/15/2017	(4,673)	(4,692)
	1.910	08/23/2017	11/27/2017	(2,298)	(2,307)
	1.920	09/05/2017	12/05/2017	(3,745)	(3,756)
	1.920	09/13/2017	12/14/2017	(5,222)	(5,236)
	1.920	10/12/2017	11/01/2017	(1,663)	(1,665)
	1.920	11/01/2017	12/05/2017	(1,118)	(1,118)
	2.050	08/03/2017	02/05/2018	(11,319)	(11,378)
	2.050	09/11/2017	03/12/2018	(182)	(183)
	2.050	09/13/2017	03/12/2018	(4,720)	(4,733)

Total Reverse Repurchase Agreements					$(103,914)

(l)	Securities with an aggregate market value of $114,405 have been pledged as collateral under the terms of master agreements as of October 31, 2017.

(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended October 31, 2017 was $(93,936) at a weighted average interest rate of 1.919%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(m)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2017 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
Banco Espirito Santo S.A.	5.000%	Quarterly	12/20/2021	7.531%	EUR	100	$(23)	$15	$(8)	$1	$0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	8.913		$5,500	(177)	(269)	(446)	0	(3)
Navient Corp.	5.000	Quarterly	12/20/2021	1.989		600	21	53	74	2	0

							$(179)	$(201)	$(380)	$3	$(3)

Credit Default Swaps on Credit Indices - Sell Protection (1)

											Variation Margin
Index/Tranches			Fixed Receive Rate	Payment Frequency	Maturity Date		Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Asset	Liability
CDX.HY-29 05-Year Index			5.000%	Quarterly		12/20/2022	$2,000	$166	$13	$179	$3	$0

Interest Rate Swaps
											Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	Semi-Annual	12/16/2020		$ 59,300		$1,546	$(1,117)	$429	$0	$(33)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2021		36,800		1,248	(1,031)	217	0	(20)
Pay (5)	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		62,000		747	(397)	350	0	(31)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		75,590		4,664	(1,429)	3,235	0	(33)
Pay (5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		44,900		325	84	409	0	(1)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		169,400		(5,526)	37,108	31,582	126	0
Receive (5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		210,200		(8,916)	3,787	(5,129)	0	(191)
Receive (5)	3-Month USD-LIBOR	2.750	Semi-Annual	01/05/2048		19,100		(665)	208	(457)	0	(18)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	7,600		188	187	375	42	0
Receive (5)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028	EUR	13,000		(75)	(37)	(112)	0	(43)
Receive (5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	GBP	21,100		(723)	531	(192)	0	(50)

								$(7,187)	$37,894	$30,707	$168	$(420)

Total Swap Agreements								$(7,200)	$37,706	$30,506	$174	$(423)

(n)	Securities with an aggregate market value of $637 and cash of $10,154 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2017.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	This instrument has a forward starting effective date.

(o)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	11/2017	EUR	29,417		$34,541	$275	$0
BPS	11/2017		$35,130	EUR	30,194	41	0
	12/2017	EUR	30,193		$35,189	0	(40)
JPM	11/2017	AUD	172		134	3	0
	11/2017	EUR	777		915	10	0
	11/2017	GBP	43,613		58,454	529	0
UAG	11/2017		$57,099	GBP	43,613	826	0
	12/2017	GBP	43,613		$57,149	0	(827)

Total Forward Foreign Currency Contracts						$1,684	$(867)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2017 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	0.844%	$2,400	$(247)	$259	$12	$0
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.844	5,300	(543)	568	25	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.165	10	(1)	1	0	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.686	100	(16)	14	0	(2)
HUS	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.165	40	(6)	6	0	0

							$(813)	$848	$37	$(2)

Total Swap Agreements							$(813)	$848	$37	$(2)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$25,745	$342	$26,087
Corporate Bonds & Notes
Banking & Finance	0	154,138	0	154,138
Industrials	0	105,950	0	105,950
Utilities	0	31,341	0	31,341
Convertible Bonds & Notes
Industrials	0	5,629	0	5,629
Municipal Bonds & Notes
California	0	5,088	0	5,088
Illinois	0	15,265	0	15,265
Virginia	0	717	0	717
West Virginia	0	8,079	0	8,079
U.S. Government Agencies	0	28,568	4,412	32,980
Non-Agency Mortgage-Backed Securities	0	153,621	4,863	158,484
Asset-Backed Securities	0	105,615	11,200	116,815
Sovereign Issues	0	24,708	0	24,708
Common Stocks
Consumer Discretionary	6,042	0	0	6,042
Energy	1,264	0	0	1,264
Financials	5,438	0	1,012	6,450
Warrants
Industrials	0	0	266	266
Utilities	7	0	0	7
Preferred Securities
Banking & Finance	0	9,916	0	9,916
Industrials	0	0	13,636	13,636
Short-Term Instruments
Repurchase Agreements	0	18,621	0	18,621
U.S. Treasury Bills	0	3,784	0	3,784

Total Investments	$12,751	$696,785	$35,731	$745,267

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	174	0	174
Over the counter	0	1,721	0	1,721
	$0	$1,895	$0	$1,895

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(423)	0	(423)
Over the counter	0	(869)	0	(869)

	$0	$(1,292)	$0	$(1,292)

Total Financial Derivative Instruments	$0	$603	$0	$603

Totals	$12,751	$697,388	$35,731	$745,870

There were no significant transfers among Levels 1 and 2 during the period ended October 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2017:

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2017 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$739	$4	$(400)	$1	$0	$(2)	$0	$0	$342	$(2)
Corporate Bonds & Notes
Banking & Finance	4,451	0	(33)	1	0	20	0	(4,439)	0	0
Industrials	6,060	0	(6,060)	0	62	(62)	0	0	0	0
U.S. Government Agencies	4,713	0	(17)	36	7	(327)	0	0	4,412	(327)
Non-Agency Mortgage-Backed Securities	0	4,863	0	0	0	0	0	0	4,863	0
Asset-Backed Securities	11,281	0	0	22	0	(103)	0	0	11,200	(102)
Common Stocks
Financials	1,005	0	0	0	0	7	0	0	1,012	7
Warrants
Industrials	363	0	0	0	0	(97)	0	0	266	(98)
Preferred Securities
Industrials	14,002	0	0	0	0	(366)	0	0	13,636	(365)

Totals	$42,614	$4,867	$(6,510)	$60	$69	$(930)	$0	$(4,439)	$35,731	$(887)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$146	Other Valuation Techniques (2)	—	—
	196	Proxy Pricing	Base Price	98.250
U.S. Government Agencies	4,412	Proxy Pricing	Base Price	53.590
Non-Agency Mortgage-Backed Securities	4,863	Proxy Pricing	Base Price	86.923 - 93.173
Asset-Backed Securities	11,200	Proxy Pricing	Base Price	52.800 - 100,000.000
Common Stocks
Financials	1,012	Other Valuation Techniques (2)	—	—
Warrants
Industrials	266	Other Valuation Techniques (2)	—	—
Preferred Securities
Industrials	13,636	Indicative Market Quotation	Broker Quote	$950.000

Total	$35,731

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purpose of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of October 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of October 31, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$ 697,267	$110,186	$(30,828)	$79,358

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JPMorgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co., Inc.	SGY	Societe Generale, New York
FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada	SOG	Societe Generale
GST	Goldman Sachs International	RDR	RBC Capital Markets	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	RTA	Bank of New York Mellon Corp.	UBS	UBS Securities LLC
JML	JP Morgan Securities Plc

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	USD (or $)	United States Dollar
AUD	Australian Dollar	GBP	British Pound

Index/Spread Abbreviations:
12MTA	12 Month Treasury Average	CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	EUR003M	3 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	EURIBOR	Euro Interbank Offered Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUSA5	5 Year EUR Annual Swap Rate	US0003M	3 Month USD Swap Rate
BPSW5	5 Year GBP Swap Rate	H15T10Y	10 Year US Treasury Yield Curve Constant Maturity Rate

Other Abbreviations:
ABS	Asset-Backed Security	BBSW	Bank Bill Swap Reference Rate	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Corporate & Income Strategy Fund

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: December 29, 2017

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: December 29, 2017

By: /s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: December 29, 2017